SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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Check the appropriate box:

☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ClickAction Inc.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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4)	Date Filed:

CLICKACTION INC.

2197 E. Bayshore Road
Palo Alto, CA 94303

Notice of Annual Meeting of Stockholders

To Be Held May 21, 2002

On Tuesday, May 21, 2002, we will hold our Annual Meeting of Stockholders at our principal executive offices located at 2197 E. Bayshore Road, Palo Alto, California. The meeting will begin at 1:00 p.m. local time.

Only stockholders who owned stock at the close of business on April 2, 2002 can vote at the Annual Meeting or any adjournment that may take place. At the Annual Meeting, we will:

•	Elect our Board of Directors to serve until the next Annual Meeting.

•	Ratify our appointment of KPMG LLP as our independent accountants for the current fiscal year.

•	Transact any other business properly brought before the Annual Meeting.

You can find more information about each of these proposals, including the nominees for directors, in the attached Proxy Statement. Our Board of Directors recommends that you vote in favor of each of the two proposals outlined in this Proxy Statement.

We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

At the Annual Meeting, we will also report on our business results for fiscal year 2001 and other matters of interest to our stockholders.

By Order of the Board of Directors,

Palo Alto, California	/s/ DAVID P. MANS David P. Mans
April 5, 2002	Secretary

CLICKACTION INC.
2197 E. Bayshore Road
Palo Alto, CA 94303

PROXY STATEMENT
FOR THE
2002 ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2002

Our Board of Directors is soliciting proxies for the 2002 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this Proxy Statement, a proxy card and the 2001 Annual Report, will be mailed to stockholders on or about April 16, 2002.

In this Proxy Statement:

•	“We,” “us,” “our” and the “Company” refer to ClickAction Inc.,

•	“Annual Meeting” means our 2002 Annual Meeting of Stockholders,

•	“Board of Directors” or “Board” means our Board of Directors,

•	“SEC” means the Securities and Exchange Commission,

•	“Series A Preferred Stock” means our Series A 4% Cumulative Preferred Stock, and

•	“Voting Securities” means outstanding shares of our common stock and outstanding shares of our Series A Preferred Stock, voting on an as-converted basis.

The Board set April 2, 2002 as the record date for the Annual Meeting. Stockholders of record who owned Voting Securities on April 2, 2002 are entitled to vote at and attend the Annual Meeting. 13,022,528 shares of our common stock and 3,000 shares of our Series A Preferred Stock were outstanding on April 2, 2002. The holders of Series A Preferred Stock have the right to vote on an as-converted to common stock basis. As of April 2, 2002, the 3,000 outstanding shares of Series A Preferred Stock were convertible into 733,496 shares of our common stock. Accordingly, as of April 2, 2002, we had a total of 13,756,024 Voting Securities outstanding and entitled to vote.

We have summarized below important information with respect to the Annual Meeting.

Time and Place of the Annual Meeting

The Annual Meeting will be held on Tuesday, May 21, 2002, at 1:00 p.m. local time at our principal executive offices, located at 2197 E. Bayshore Road, Palo Alto, California.

Purpose of the Proxy Statement and Proxy Card

You are receiving this Proxy Statement and proxy card from us because you owned Voting Securities on April 2, 2002, the record date. This Proxy Statement describes proposals on which we would like you, as a stockholder, to vote. It also gives you information on these proposals so that you can make an informed decision.

When you sign the proxy card, you appoint the proxy holders named on the proxy card as your representatives at the Annual Meeting. These proxy holders will vote your shares, as you have instructed them on the proxy card, at the Annual Meeting. This way, your Voting Securities will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

Proposals to be Voted on at this Year’s Annual Meeting

You are being asked to vote on:

•	The election of directors to serve on our Board of Directors.

•	The ratification of our appointment of KPMG LLP as our independent accountants for the current fiscal year.

The Board of Directors recommends a vote FOR each proposal.

Voting Procedure

You may vote by mail

To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your Voting Securities will be voted as you instruct.

You may vote in person at the meeting

We will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your Voting Securities in street name, you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting. Holding Voting Securities in “street name” means your Voting Securities are held in an account by your stockbroker, bank or other nominee and the stock certificates and record ownership are not in your name. If your Voting Securities are held in “street name” and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your Voting Securities at the Annual Meeting.

You may change your mind after you have returned your proxy

If you change your mind after you return your proxy, you may revoke your proxy at any time before the polls close at the Annual Meeting. You may do this by:

•	signing another proxy with a later date, or

•	voting in person at the Annual Meeting.

Multiple Proxy Cards

If you received more than one proxy card, it means that you hold Voting Securities in more than one account. Please sign and return all proxy cards to ensure that all your Voting Securities are voted.

Quorum Requirement

Voting Securities are counted as present at the Annual Meeting if the stockholder either:

•	is present and votes in person at the Annual Meeting, or

•	has properly submitted a proxy card.

A majority of our outstanding Voting Securities as of April 2, 2002 must be present at the Annual Meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

Consequences of Not Returning Your Proxy; Broker Non-Votes

If your Voting Securities are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your Voting Securities are held in street name and you do not vote your proxy, your brokerage firm may either:

•	vote your Voting Securities on routine matters, or

•	leave your Voting Securities unvoted.

Under the rules that govern brokers who have record ownership of Voting Securities that are held in “street name” for their clients, brokers may vote these securities on behalf of their clients with respect to “routine” matters, but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed Voting Securities that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.” Each of the proposals outlined in this Proxy Statement are routine matters. Accordingly, brokers may vote any Voting Securities that are held in “street name” FOR each of these proposals.

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your Voting Securities will be voted at the Annual Meeting.

Effect of Abstentions

Abstentions are counted as Voting Securities that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to our stockholders for a vote.

Required Vote

Assuming a quorum is present, the seven nominees receiving the highest number of yes votes will be elected as directors. The ratification of the independent accountants will require the affirmative vote of a majority of Voting Securities present in person or represented by proxy at the Annual Meeting.

Vote Solicitation; No Use of Outside Solicitors

We are soliciting your proxy to vote your Voting Securities at the Annual Meeting. In addition to this solicitation by mail, our directors, officers and other employees may contact you by telephone, Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy materials. We have not retained the services of a proxy solicitor.

Voting Procedures

Votes cast by proxy or in person at the Annual Meeting will be tabulated by a representative of EquiServe Trust Company, our transfer agent, who will act as the Inspector of Election. The Inspector of Election will also determine whether a quorum is present at the Annual Meeting.

The Voting Securities represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the Voting Securities will be voted in accordance with that specified choice. Any proxy card which is returned but not marked will be voted FOR each of the director nominees, FOR each of the other proposals discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the Annual Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

We believe that the procedures to be used by the Inspector of Election to count the votes are consistent with Delaware law concerning voting of Voting Securities and determination of a quorum.

Publication of Voting Results

We will announce preliminary voting results at the Annual Meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2002, which we will file with the SEC. You can get a copy by contacting our Investor Relations Department at (650) 463-3948 or through the EDGAR system at www.sec.gov.

Other Business

We do not know of any business to be considered at the 2002 Annual Meeting other than the two proposals described in this Proxy Statement. However, because we did not receive notice of any other proposals to be brought before the Annual Meeting by March 22, 2002, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders to vote on such matters at their discretion.

Proposals for 2003 Annual Meeting

To have your proposal included in our proxy statement for the 2003 Annual Meeting, you must submit your proposal in writing by December 20, 2002 to David P. Mans, Secretary.

If you submit a proposal for the 2003 Annual Meeting after December 20, 2002, management may or may not, at their discretion, present the proposal at the meeting, and the proxies for the 2003 Annual Meeting will confer discretion on the proxy holders to vote against your proposal.

PROPOSAL 1
ELECTION OF DIRECTORS

We have nominated seven candidates for election to the Board this year. In September 2001, Randy M. Haykin, a director since July 2000, resigned from the Board, and the Board appointed George K. Grant to fill this vacancy. In February 2002, Gary J. Daichendt, a director since May 2000, resigned from the Board, and the Board appointed Barton S. Foster to fill this vacancy. Detailed information regarding each nominee is provided below.

All directors are elected annually and serve a one-year term until the next Annual Meeting. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substitute candidate. Each nominee listed below has consented to serve as a director.

Vote Required

If a quorum is present, the seven nominees receiving the highest number of yes votes will be elected as directors for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the seven nominees named below. If additional people are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a way that will ensure that as many as possible of the nominees listed below are elected. If this happens, the specific nominees to be voted for will be determined by the proxy holders.

Nominees for the Board of Directors

The names of the nominees, their ages and other information about them are set forth below.
Name	Age	Position
Gregory W. Slayton	42	Chairman of the Board
George K. Grant	57	President, Chief Executive Officer and Director
David P. Mans	59	Secretary and Director
Howard M. Love, Jr.	41	Director
Edwin R. Niehaus, III	51	Director
Emerick M. Woods	46	Director
Barton S. Foster	37	Director

Gregory W. Slayton has served as a member of our Board of Directors since December 1997 and has been Chairman of the Board since September 2001. From December 1997 until September 2001, Mr. Slayton served as our President and Chief Executive Officer. From March 1996 to July 1997, Mr. Slayton was the President, Chief Operating Officer and Director of ParaGraph International, an enterprise software producer. In August 1994, Mr. Slayton co-founded Worlds, Inc. and served as Senior Vice President and Chief Financial Officer until November 1995. Prior to founding Worlds, Inc., Mr. Slayton served as Vice President and Chief Financial Officer of the Paramount Technology Group at Paramount Communications Inc. Mr. Slayton was also previously an engagement manager with McKinsey & Company for four years. Mr. Slayton serves on a number of boards of directors, including Quantum Corporation, inTest Corporation and Opportunity International. Mr. Slayton holds a Bachelors of Arts in Economics from Dartmouth College and a Masters of Business Administration from Harvard Business School.

George K. Grant has served as a member of our Board of Directors and as our President and Chief Executive Officer since September 2001. From October 1999 to September 2001, he was our Senior Vice President of Marketing. Prior to ClickAction, Mr. Grant co-founded Connected Media Solutions in 1997, an Internet professional services firm, which specialized in one-to-one relationship management solutions for electronic commerce and knowledge management web applications. While at Connected Media Solutions, Mr. Grant managed the implementation of relationship management and personalized content solutions for clients such as: BroadVision, Jupiter Communications, Shop at Home, AT&T and Standard and Poor’s. Prior

to Connected Media Solutions, Mr. Grant co-founded AlphaBlox Corporation in 1996, a Java-based component technology for rapid development of analytical web applications. Prior to 1996, Mr. Grant was the Managing Director of Dow Jones financial information services group. Mr. Grant has a Bachelor of Science degree in Economics and Computer Science from California State University.

David P. Mans has served as Corporate Secretary since September 2001 and has served as a member of our Board of Directors since January 1988. Mr. Mans served as Chairman of the Board from March 1997 to September 2001. From January 1988 to March 1997, Mr. Mans was our President and Chief Executive Officer. Mr. Mans also served as our Chief Financial Officer from January 1988 to July 1996. Prior to January 1988, Mr. Mans held the position of Vice President of Power Projects with International Power Technologies, Inc., a co-generation company, and Vice President of Finance at Qume Corp., a computer peripherals company. Mr. Mans holds a Bachelors in Electrical Engineering from the University of Michigan and a Masters of Business Administration from Stanford University.

Howard M. Love, Jr. has served as a member of our Board of Directors since July 1999. Mr. Love is a founder and general partner of Love Capital Partners, L.P., a private investment fund formed in 1996. From June 1984 until October 1995, Mr. Love served as President and Chairman of the Board of Inmark Development Corp, a software development tools company. Mr. Love serves as a director of Spartina Ventures, L.P. and PageWise. Mr. Love holds a Bachelors of Arts in Economics from Colgate University.

Edwin R. Niehaus, III has served as a member of our Board of Directors since November 1999. Mr. Niehaus is a business and marketing consultant based in San Francisco. As President and CEO of Niehaus Ryan Wong, Inc., Mr. Niehaus led the public relations agency that launched Yahoo, VeriSign, the Apple iMac and over 100 other technology companies and products. From 1984 through 1991, Mr. Niehaus headed Niehaus Public Relations. Prior to 1984, Mr. Niehaus held marketing and sales positions with various computer companies. Mr. Niehaus is also a director of Avinon, Inc. and serves on the advisory boards of the Nanotechnology Opportunity Report, the Institute for Molecular Manufacturing Software Development Forum and Chengwei, Ltd., a Shanghai-based venture capital firm. Mr. Niehaus holds a Bachelors in Engineering from Duke University.

Emerick M. Woods has served as a member of our Board of Directors since February 1999. Mr. Woods is President and Chief Executive Officer of Trapezo Corporation. From August 1997 to November 2000, Mr. Woods served as President, Chief Executive Officer and a director of Vicinity Corporation, an Internet-based infrastructure marketing solutions company. From August 1996 to May 1997, Mr. Woods served as President and Chief Executive Officer of TuneUp.com, a provider of online PC support and services. Prior to August 1996, Mr. Woods held a variety of general management and executive positions at Quarterdeck, Symantec, Central Point and Microcom. Mr. Woods also previously held management consulting positions at McKinsey & Company and Booz Allen & Hamilton. Mr. Woods serves as director of Plugged In Enterprises, an East Palo Alto, California based non-profit community outreach program. Mr. Woods holds a Bachelors in Computer Science from Yale University and a Masters of Business Administration from Harvard University.

Barton S. Foster has served as a member of our Board of Directors since February 2002. Since May 2000, Mr. Foster has been senior vice president of worldwide marketing at Informatica Corporation, a leading provider of enterprise analytic software. From 1987 to 2000, Mr. Foster served in senior marketing, sales, consulting and business development roles for global software and services companies, including Oracle Corporation, CrossWorlds Software and Booz, Allen & Hamilton. Mr. Foster holds a Bachelor of Arts in Economics and Political Science from Stanford University and a Masters of Business Administration from Harvard University.

Board Committees and Meetings

During the last fiscal year (the period from January 1, 2001 through December 31, 2001), the Board of Directors held eight meetings. Each director attended at least 75% of all Board and applicable committee meetings during the last fiscal year. The Board has an Audit Committee, a Compensation Committee and an Executive Committee.

The Audit Committee meets with our independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants’ comments as to internal controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee during the fiscal year ended December 31, 2001 was composed of three non-employee directors: David P. Mans, Randy M. Haykin and Gary J. Daichendt from January until Mr. Haykin’s resignation in September 2001. Emerick Woods filled the vacancy created by Mr. Haykin’s resignation in September 2001. The Audit Committee for 2002 will be composed of Barton S. Foster, David P. Mans, and Emerick M. Woods. The Audit Committee met four times during 2001. The Audit Committee is governed by a written charter, a copy of which is attached to this proxy statement as Exhibit A.

The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all of our officers and reviews general policy relating to compensation and benefits of our employees. The Compensation Committee also administers the issuance of stock options and other awards under our stock plans. The Compensation Committee during the fiscal year ended December 31, 2001 was composed of three non-employee directors: Emerick M. Woods, Edwin R. Niehaus and Howard M. Love. The Compensation Committee for 2002 will be composed of the same directors as 2001. The Compensation Committee met twice during 2001.

The Executive Committee has the full power, authority and discretion of the Board with regard to the management of our business and affairs, except as limited by our bylaws, the charter for the Executive Committee and applicable law. The Executive Committee during the fiscal year ended December 31, 2001 was composed of six directors: Gregory W. Slayton, Emerick M. Woods, Edwin R. Niehaus, Howard M. Love, Randy M. Haykin and David P. Mans from January until September. George K. Grant filled the vacancy created by Mr. Haykin’s departure from September to December. The Executive Committee for 2002 will be composed of the same six directors as 2001. The Executive Committee met six times during 2001.

The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

Director Compensation

Directors do not currently receive any cash compensation for their service as members of the Board of Directors, although they are reimbursed for certain expenses in connection with attendance at Board and committee meetings.

Currently, all non-employee directors participate in the 2001 Equity Incentive Plan (the “2001 Plan”). Each of our non-employee directors are automatically granted an option to purchase 40,000 shares of our common stock under the 2001 Plan when he or she is first elected to serve on the Board. In addition, each non-employee director is automatically granted an option to purchase 10,000 shares of our common stock on each anniversary of the date of his or her first election to the Board. All options granted to non-employee directors under the 2001 Plan vest in 48 equal monthly installments and have exercise prices equal to the fair market value of our common stock on the date of grant (based on the closing sales price reported on the Nasdaq National Market for the date of grant). Option grants under the 2001 Plan are non-discretionary.

During the last fiscal year, Messrs. Love and Haykin were granted options under the 2001 Plan to purchase 20,000 shares each at an exercise price of $1.13 per share. During the last fiscal year, we also granted options to Messrs. Niehaus and Woods to purchase 10,000 shares at $1.13 per share and 10,000 shares at $0.67 and $7.25, respectively per share. Further, during the last fiscal year, we granted options to purchase 10,000 shares each to Messrs. Mans and Daichendt at exercise prices per share of $2.03 and $1.98, respectively.

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR ALL NOMINEES NAMED ABOVE.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has recommended, and the Board has approved, the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2002. KPMG has served as our independent accountants since 1992. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG as our independent auditors is not required by our bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG.

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR PROPOSAL 2.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of our common stock that are owned by the directors, the Named Executive Officers identified on page 12, all officers and directors as a group, and owners of more than 5% of our outstanding common stock, as of April 1, 2002. Except as otherwise noted, the address of each person listed is c/o ClickAction Inc., 2197 E. Bayshore Road, Palo Alto, CA 94303.

	Beneficial Ownership (1)
Directors, Officers and 5% Stockholders	Number of Shares	Percent of Common Stock (2)
David P. Mans (3)	1,479,863	10.8%

Mans/Spector Living Trust (4)	979,826	7.1%

Gruber & McBaine Capital Management LLC 50 Osgood Place San Francisco, CA 94133 (5)	1,472,800	10.7%

Henry B. Dunlap Smith (6)	1,246,185	9.1%

The Tail Wind Fund Ltd. Windemere House, 404 East Bay Street P.O. Box SS 5539, Nassau, Bahamas (7)	1,119,890	8.1%

Gregory W. Slayton (8)	965,208	7.0%

Palo Alto Investors, LLC 470 University Ave. Palo Alto, CA 94301 (9)	790,120	5.7%

Howard M. Love (10)	458,305	3.3%

Kentyn Reynolds (11)	323,414	2.4%

George K. Grant (12)	320,315	2.3%

Davey Paterson (13)	219,015	1.6%

Andrew Caso (14)	75,303	*

Mark Elpers (15)	65,534	*

Emerick M. Woods (16)	53,954	*

Edwin R. Niehaus (17)	33,078	*

Barton S. Foster (18)	2,500	*

All executive officers and directors as a group (11 persons) (19)	3,996,489	29.1%

*	Less than 1%.
(1)
Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned includes common stock which the named person has the right to acquire, through conversion, option or warrant exercise, or otherwise, within 60 days after April 1, 2002.

(2)
Percentage of beneficial ownership is based on 13,756,024 shares of our common stock outstanding as of April 1, 2002, which includes the 733,496 shares of our common stock issuable upon exercise of the 3,000 shares of our Series A Preferred Stock. For each named person, the percentage ownership includes stock which the person has the right to acquire within 60 days after April 1, 2002, as described in Footnote 1. However, such shares shall not be deemed outstanding with respect to the calculation of ownership percentage for any other person. Beneficial ownership calculations for 5% stockholders are based solely on publicly-filed Schedule 13D’s or 13G’s, which 5% stockholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2001.

(3)
Represents (i) 979,826 shares held in Mans/Spector Living Trust u/a, dated August 23, 1990 (the “Mans/Spector Living Trust”), (ii) 222,520 shares held in the Nicole Zeanette Spector Mans Trust, dated August 23, 1990 (the “Nicole Zeanette Spector Mans Trust”), (iii) 222,520 shares held in the Paul Sydney Spector Mans Trust, dated August 23, 1990 (the “Paul Sydney Spector Mans Trust”), and (iv) 54,997 shares issuable upon exercise of options exercisable within 60 days of April 1, 2002. Mr. Mans is a co-trustee of the Mans/Spector Living Trust and has sole voting and dispositive power with respect to 979,826 shares of our common stock. Nicole Zeanette Spector Mans and Paul Sydney Spector Mans, beneficiaries of the Nicole Zeanette Spector Mans Trust and the Paul Sydney Spector Mans Trust, respectively, are children of Mr. Mans. Mr. Mans disclaims beneficial ownership of the shares held by the Nicole Zeanette Spector Mans Trust and the Paul Sydney Spector Mans Trust and has no voting and dispositive power with respect to these shares.

(4)	Mr. Mans is a co-trustee of the Mans/Spector Living Trust and has sole voting and dispositive power with respect to the 979,826 shares of our common stock.
(5)
Based on information received directly from Gruber & McBaine Capital Management LLC in March 2002, Gruber & McBaine reported that it had sole voting and dispositive power with respect to 1,472,800 shares of our common stock owned by its principals and under management collectively.

(6)	Based on information received directly from Mr. Smith in March 2002, Mr. Smith reported that he had sole dispositive power with respect to 1,246,185 shares of our common stock under management.
(7)
Represents (i) 250,644 shares of our common stock held by The Tail Wind Fund, (ii) 733,496 shares of our common stock issuable upon conversion of The Tail Wind Fund’s 3,000 shares of our Series A Preferred Stock as of April 1, 2002, and (iii) 135,750 shares of our common stock issuable upon exercise of an outstanding warrant.

(8)
Represents (i) 205,010 shares of our common stock held directly by Mr. Slayton, (ii) 108,598 shares of our common stock held by Slayton Capital, (iii) 1,431 shares of our common stock held by Interactive Minds LP, (iv) 800 shares of our common stock held by the Slayton Family Foundation, and (v) 649,369 shares issuable upon exercise of options and stock awards exercisable within 60 days of April 1, 2002. Mr. Slayton has sole voting and dispositive power with respect to 108,598 shares held by Slatyon Capital. Mr. Slayton has no voting or dispositive power with respect to the shares held by Interactive Minds LP and the Slayton Family Foundation. Mr. Slayton disclaims beneficial ownership of the shares held by Interactive Minds LP and the Slayton Family Foundation.

(9)
Represents (i) 762,910 shares of our common stock under its management, Palo Alto Investors, LLC filed a Schedule 13G, reporting that it had sole voting and dispositive power with respect to these shares on February 14, 2002, and (ii) 27,210 shares of our common stock issuable upon exercise of an outstanding warrant.

(10)
Represents (i) 21,940 shares of our common stock held directly by Mr. Love, (ii) 306,100 shares of our common stock held by Love Capital Partners, LP, (iii) 79,552 shares of our common stock held by Spartina Ventures, LLC, and (iv) 50,713 shares issuable upon exercise of options exercisable within 60 days of April 1, 2002. Mr. Love has sole voting and dispositive power with respect to the shares held by Love Capital Partners, LP and Spartina Ventures, LLC. Mr. Love disclaims beneficial ownership of the 174,948 shares held by Love Capital Partners, LP and 25,385 shares held by Spartina Ventures, LLC.

(11)	Represents 323,414 shares issuable upon exercise of options exercisable within 60 days of April 1, 2002.
(12)	Represents 320,315 shares issuable upon exrecise of options exercisable within 60 days of April 1, 2002.
(13)	Represents 219,015 shares issuable upon exercise of options exercisable within 60 days of April 1, 2002.
(14)	Represents 75,303 shares issuable upon exercise of options exercisable within 60 days of April 1, 2002.
(15)	Represents 65,534 shares issuable upon exercise of options exercisable within 60 days of April 1, 2002.
(16)	Represents 53,954 shares issuable upon exercise of options exercisable within 60 days of April 1, 2002.
(17)	Represents (i) 1,000 shares of our common stock held directly by Mr. Niehaus and (ii) 32,078 shares issuable upon exercise of options exercisable or within 60 days of April 1, 2002.
(18)	Represents 2,500 shares issuable upon exercise options exercisable within 60 days of April 1, 2002.
(19)	Includes shares described in notes 3, 8 and 10 through 18 above.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table shows the compensation earned by our Chief Executive Officer and our other executive officers who earned more than $100,000 during the year ended December 31, 2001 (the “Named Executive Officers”):

Summary Compensation Table

	Year Ended December 31,	Annual Compensation		Long-Term Compensation Awards Securities Underlying	All Other Compensation ($) (2)
Name & Principal Position		Salary ($)	Bonus ($) (1)	Options (#)
Gregory W. Slayton President and Chief Executive Officer (3)	2001 2000 1999	303,572 300,000 208,333	— 57,533 35,569	32,728 511,131 400,000	173,198 298 285	(4)

George K. Grant President and Chief Executive Officer (5)	2001 2000 1999	184,292 165,000 26,971	— 8,938 6,470	158,000 75,088 237,500	256 298 59

Kentyn Reynolds Senior Vice President of Technology	2001 2000 1999	185,292 165,000 26,971	— 8,844 6,572	241,818 75,019 237,500	256 298 59

Davey Paterson Senior Vice President of Support Services	2001 2000 1999	184,292 163,750 135,000	— 24,694 18,796	70,909 50,000 60,000	256 298 285

Andrew Caso Senior Vice President of Sales and Client Services	2001 2000 1999	145,125 84,375 —	— 1,998 —	129,886 86,600 —	256 199 —

Mark Elpers Senior Vice President of Marketing	2001 2000 1999	138,667 111,470 73,333	— 5,871 14,666	90,455 43,474 40,000	256 298 238

(1)	Includes bonuses earned in the indicated year and paid in subsequent year. Excludes bonuses paid in the indicated year but earned in the preceding year.
(2)	Amounts reported for fiscal year 2001 consist of a $256 premium on the Company-wide term life insurance policy.
(3)	Mr. Slayton ceased serving as President and CEO in September 2001.
(4)
Includes, in addition to the $192 premium on the Company-wide term life insurance policy, $21,264 in vacation cash-out as a result of Mr. Slayton’s resignation as President and CEO of the Company and $151,742 in bonuses paid as a result of contracts that he gained for the Company.

(5)	Mr. Grant was appointed President and CEO in September 2001.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information with respect to stock options granted to the Named Executive Officers during the last fiscal year. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term. We granted no stock appreciation rights in fiscal year 2001.

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
	Number of Securities Underlying Options Granted (#) (1)	Percent of Total Options Granted to Employees in		Exercise or Base Price ($/Share) (3)	Expiration Date
Name		Fiscal Year (2)				5%	10%
Gregory W. Slayton	32,728	1.45%		$2.94	4/4/2011	$100,963	$105,770

George K. Grant	100,000 58,000	4.42 2.56	% %	1.16 0.36	7/30/2011 10/23/2011	134,285 24,171	154,396 27,791

Kentyn Reynolds	16,818 100,000 125,000	0.74 4.42 5.53	% % %	2.94 1.16 0.36	4/4/2011 7/30/2011 10/23/2011	51,882 134,285 52,927	54,352 154,396 61,812

Davey Paterson	8,409 62,500	0.37 2.76	% %	2.94 0.36	4/4/2011 10/23/2011	25,941 26,463	27,176 30,906

Andrew Caso	6,136 123,750	0.27 5.47	% %	2.94 0.36	4/4/2011 10/23/2011	18,929 52,197	19,830 60,734

Mark Elpers	2,955 15,000 10,000 62,500	0.13 0.66 0.44 2.76	% % % %	2.94 1.99 0.83 0.36	4/4/2011 5/15/2011 8/30/2011 10/23/2011	9,116 36,283 9,608 26,463	9,550 43,703 11,047 30,906

(1)
The options in this table have an exercise price equal to the fair market value of our common stock on the date of grant. For each grant, 100% of the options become exercisable 48 months after grant date, with acceleration of such vesting in the event of certain change in control transactions (with the exception of the 32,728 shares granted to Mr. Slayton, 158,000 shares granted to Mr. Grant, 201,818 shares granted to Mr. Reynolds, 50,909 shares granted to Mr. Paterson with an exercise price of $0.36, 99,886 shares granted to Mr. Caso with an exercise price of $0.36 and 55,455 shares granted to Mr. Elpers with an exercise price of $0.36). With respect to the 32,728 shares granted to Mr. Slayton, 16,818 shares granted to Mr. Reynolds, 8,409 shares granted to Mr. Paterson, 6,136 shares granted to Mr. Caso and 2,955 shares granted to Mr. Elpers, 100% of these options become exercisable 12 months after grant date. With respect to 158,000 shares granted to Mr. Grant, 185,000 shares granted to Mr. Reynolds, 42,500 shares granted to Mr. Paterson, 93,750 shares granted to Mr. Caso and 52,500 shares granted to Mr. Elpers, 100% of these options become exercisable 36 months after grant date. All options expire ten years from the original date of grant. These options were granted under either our 1995 Equity Incentive Plan or our 2001 Equity Incentive Plan.

(2)	Based on options to purchase 2,261,410shares of our common stock granted in the fiscal year ended December 31, 2001.
(3)
The exercise price may be paid in cash, in shares of our common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. We may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.

(4)
The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share for the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of our common stock and the timing of option exercises, as well as the optionees’ continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

The following table provides information regarding stock options exercised by the Named Executive Officers during the last fiscal year that ended December 31, 2001. The table also provides the number of shares of our common stock covered by stock options as of the end of the fiscal year and the value of “in-the-money” stock options, which represents the positive difference between the exercise price of a stock option and the market price of the shares subject to such option at the end of the last fiscal year. No stock appreciation rights were outstanding during fiscal year 2001.

Name	Shares Acquired on Exercise (#)	Value Realized ($) (2)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2001 ($) Exercisable/ Unexercisable (1)
Gregory W. Slayton	—	—	876,196/—	$69,292/—
George K. Grant	—	—	251,117/199,471	$6,934/16,846
Kentyn Reynolds	—	—	242,506/288,039	$2,391/48,859
Davey Paterson	—	—	191,056/139,853	$1,196/24,429
Andrew Caso	—	—	49,634/166,852	$4,782/45,955
Mark Elpers	—	—	45,996/123,433	$1,196/24,429

(1)	Based on the $0.77 per share closing price of our common stock on December 31, 2001 on the Nasdaq National Market, less the exercise price of the options.
(2)
Value realized is calculated based on the closing price of our common stock as reported on the Nasdaq Stock Market on the date or dates of exercise minus the exercise price of the option and does not necessarily indicate that the optionee sold such stock.

SEVERANCE AGREEMENT

Severance Agreement.    We entered into an Amended and Restated Severance Agreement and Release dated as of March 7, 2002 with Gregory Slayton, our former President and Chief Executive Officer. Pursuant to this agreement, Mr. Slayton resigned from his positions as President and Chief Executive Officer effective September 18, 2001. Mr. Slayton agreed that all earned salary, accrued vacation pay and wages had been paid to him in full. We agreed to pay Mr. Slayton’s health benefits through September 30, 2002 and make severance payments of $27,500 per month through March 17, 2002, unless Mr. Slayton obtains new employment, enters into an employment or consulting relationship with any of our competitors or breaches any term of the severance agreement during this period. Mr. Slayton will also receive commissions for projects undertaken by us after September 18, 2001 for certain customers proposed by Mr. Slayton. Finally, the severance agreement sets forth our agreement regarding the terms of exercisability and vesting of certain stock options previously granted to Mr. Slayton.

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors for 2001 was composed of Messrs. Niehaus, Love and Woods, none of whom is currently an officer or employee. The Compensation Committee for 2002 will be composed of the same directors as 2001. The Compensation Committee is responsible for setting and administering the policies and program governing annual compensation of our executive officers.

Compensation Philosophy

The objectives of the compensation program are to align compensation with business objectives and performances and to enable us to attract, develop, reward and retain executive officers and key employees who contribute to our long-term success and to motivate them to enhance long-term stockholder value. A key element of this philosophy is that we will compensate competitively with other leading publicly traded technology companies of similar size and will offer stock options and bonuses.

Base Salary

The salary levels for our executive officers are reviewed on an annual basis, comparing executive salary ranges against market data of companies that compete for the same talent pool (predominantly high-technology and other software companies) and with other companies with annual revenues similar to ours. The Compensation Committee also takes into account our overall level of performance as measured by our operating income.

Bonus Plan

The Company-wide 2001 bonus plan applies to all of our regular employees. This bonus plan has four quarterly payment periods. At the close of business of each quarter end, the bonus is calculated based on our overall quarterly performance as well each employees performance against pre-set objectives. The attainment of performance against pre-set objectives will determine the bonus payout rate. Such bonus rate for each employee is pro rata based on qualifying salaries. Distribution of the bonuses are set at 50% of earned bonuses to be paid on May 5, August 5, and November 5, for the first 3 quarters and the unpaid 50% quarterly bonus with the 4th quarter’s bonus are distributed on March 5 of the following year. We did not make any bonus payments under the 2001 bonus plan.

Long Term Compensation

Stock options are granted to provide long-term incentives that correlate to the growth, success and profitability of our business, aligning the interest of our executives with our stockholders. Options granted to date are exercisable in the future at the fair market value of our common stock as of the date of the grant, so that an executive officer granted an option is rewarded only in the event there is appreciation in the price of our stock. The option also has vesting periods in order to encourage our executives to continue in our employment. The Compensation Committee determines the number of shares based on our business plans, the executives’ responsibility, their performance, their existing compensation package and competitive practices of other comparable positions of similar size companies.

The Compensation Committee believes that employees’ performance and achievement are the key contributors to long-term value for our stockholders. The Compensation Committee has adopted a performance-based compensation that also takes into competitive practices into consideration. The Compensation Committee believes that the most important key to serve our stockholders’ value is to be able to retain, motivate and attract talented and capable executive officers. Accordingly, equity compensation in the form of stock options is vital to achieve this goal and our long-term success.

Compensation of the Chief Executive Officer

George K. Grant has served as our President and Chief Executive Officer since September 2001. His base salary for fiscal year 2001 was $185,000. Mr. Grant did not receive a bonus for his services during fiscal year 2001 but did receive two stock option grants to purchase a total of 158,000 shares of our common stock.

Gregory W. Slayton served as our President and Chief Executive Officer from December 1997 to September 2001. His base salary for fiscal year 2001 was $330,000. Mr. Slayton also received a bonus for his services during fiscal year 2001 in the amount of $151,742 and one stock option grant to purchase a total of 32,728 shares of our common stock.

The factors discussed above in “Base Salary,” “Bonus Plan,” and “Long Term Compensation” were also applied in establishing the amount of salary, bonus and stock option grants for Mr. Grant and Mr. Slayton for fiscal year 2001. In addition, the Compensation Committee relied on a salary survey of similarly situated chief executive officers, our overall performance during each fiscal quarter of 2001 and Mr. Slayton’s and Mr. Grant’s attainment of predefined objectives.

Deductibility of Executive Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by us to each of our executive officers is expected to be below $1 million and the committee believes that options granted under our stock option plans to these officers will meet the requirements for qualifying as performance-based, the committee believes that Section 162(m) will not affect the tax deductions available to us with respect to the compensation of its executive officers.

It is the compensation committee’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, we may from time to time pay compensation to its executive officers that may not be deductible.

Co	mpensation Committee:

Ed	win R. Niehaus, Chairman
Em	erick M. Woods
Ho	ward M. Love

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Edwin Niehaus (Chairman), Emerick Woods and Howard Love. No member of the Compensation Committee was an officer or employee of ClickAction or any of its subsidiaries during 2001. None of our executive officers has served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of ClickAction.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors in June 2000, which is included in this proxy statement as Appendix A. The members of the Audit Committee for 2002 are Barton S. Foster, David P. Mans and Emerick M. Woods. Each of the members of the Audit Committee for 2002 is independent as defined by the Nasdaq Marketplace Rules.

The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of an accounting firm to be engaged as our independent accountants. The independent accountants are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held four meetings during the fiscal year 2001. The meetings were designed to facilitate and encourage communication between the Audit Committee, management, the internal auditors and our independent public accountants, KPMG. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2001 with management and the independent accountants.

The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants, KPMG as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with KPMG the issue of its independence from us.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

Au	dit Committee:

Ba	rton S. Foster
Da	vid P. Mans
Em	erick M. Woods

FEES BILLED BY INDEPENDENT AUDITORS

During the fiscal year ended December 31, 2001, KPMG billed the fees set forth below. The Audit Committee has concluded that KPMG’s provision of non-audit services are compatible with maintaining its independence.

Audit fees	$180,275

SEC filing related fees	$68,000

All other fees (including fees for tax preparation)	$91,465

Financial Information Systems Design and Implementation Fees

There were no fees billed for information technology services rendered by KPMG LLP for the fiscal year ended December 31, 2001.

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return on our common stock for the last five full fiscal years with the cumulative total return on the Nasdaq National Market—U.S. Index and the S&P Small Cap 600 Information Technology Index for the same period. The graph assumes that $100 was invested in our common stock and in each of the comparative indexes on December 31, 1995 and all dividends were reinvested. The comparisons in the graph below are based on the dates indicated and are not intended to forecast or predict the possible future performance of our common stock.

Comparison of 5 Years Cumulative Total Return*
Among ClickAction Inc., The NASDAQ Stock Market (U.S.) Index
and the S&P SmallCap 600 (Info Technology) Index

*	$100 invested on 12/31/96 in stock or index – including reinvestment of dividends. Fiscal year ending December 31.

CERTAIN TRANSACTIONS

On June 15, 2001, we completed the sale of substantially all of the assets of our Elibrium division to a corporation owned and controlled by certain of our former officers, including Sharon Chiu, our Chief Financial Officer, Christina Willett, our Senior Vice President of the Elibrium division, Charles DeLacey, our Vice President of Business Development and Legal Affairs of the Elibrium division, Anne Norland, our Vice President of Marketing of the Elibrium division. Each of these officers of ClickAction resigned upon the closing of the transaction on June 15, 2001. In connection with the sale of the Elibrium division, we entered into an asset purchase agreement and a separate license agreement relating to our email marketing services and the Elibrium division’s opt-in email databases. The asset purchase agreement provided for an aggregate cash payment to us of $3.0 million, of which $500,000 was paid on June 15, 2001, $274,000 on June 30, 2001 and $726,000 on September 15, 2001. The asset purchase agreement also provides for further payments to us should the acquiring company surpass specified financial goals. We also entered into a licensing agreement with the acquiring company for which we received a fee of $1.5 million. On December 17, 2001, we agreed to set off $750,000 from the remaining $1.5 million of scheduled payments of the purchase price from Elibrium. The setoffs were due to a dispute over certain accounts payable and accounts receivable items. Under the definitive settlement agreement, Elibrium agreed to pay $750,000 as the remaining balance of the purchase price, of which $500,000 was paid on December 20, 2001 and $250,000 was paid on March 1, 2002. Further, the parties mutually released each other from all known and unknown liabilities related to the sale of our Elibrium division and the acquiring company agreed to pay all of the disputed liabilities.

We entered into a Release Agreement, effective as of March 29, 2002, with The Tail Wind Fund Ltd., the holder of all of our issued and outstanding Series A Preferred Stock, related to certain disputes that have arisen between us and Tail Wind. Under this agreement, each party released all claims against the other party. In consideration of this release, we issued Tail Wind 250,000 shares of our common stock and agreed to use our commercially reasonable best efforts to register these shares within 90 days after the date of the execution of the release agreement.

Other than the transactions described above and the normal compensation arrangements and severance agreement that are described under the “Executive Compensation” section of this Proxy Statement, during the fiscal year ended December 31, 2001, we were not a party to any transaction exceeding $60,000 in value with any of our directors, nominees for election as a director, executive officers, holders of more than 5% of our common stock or any member of the immediate family of any such persons.

COMPLIANCE WITH THE REPORTING REQUIREMENTS OF SECTION 16(a)

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2001.

OTHER MATTERS

Other Business

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Annual Report to Stockholders and Annual Report on Form 10-K

A copy of the 2001 Annual Report to Stockholders accompanies this Proxy Statement. Our annual report on Form 10-K for the year ended December 31, 2001, as filed with the SEC, is available at no charge to stockholders upon written request at our business address. Copies may also be obtained without charge through the EDGAR system at www.sec.gov.

By Order of the Board of Directors,

/s/ DAVID P. MANS David P. Mans
April 5, 2002	Secretary

EXHIBIT A

CLICKACTION INC.

Charter for the Audit Committee
of the Board of Directors

Purpose

The purpose of the Audit Committee established by this charter will be to:

1.	Oversee the integrity of the corporate financial reporting process and financial statements of ClickAction Inc. (the “Company”),

2.	Assist the Company in its compliance with legal and regulatory requirements in the area of financial reporting, and

3.	Assist the Company in monitoring the independence and performance of the Company’s independent auditors.

The Audit Committee will undertake those specific duties, responsibilities and processes listed below, and such other duties as the Board of Directors (the “Board”) from time to time may prescribe. It fulfilling this role, the Audit Committee will ensure that there is effective communication among the Board, management and independent auditors. In this way, it will help the Board fulfill its oversight responsibility to the stockholders and the investment community relating to the Company’s financial statements and financial reporting process.

In order to enable the Audit Committee to fulfill its role as described above, the Audit Committee shall have the authority to retain special legal, accounting or other consultants for advisory purposes. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may also meet with the Company’s investment bankers or with financial analysts who follow the Company.

Charter Review

The Audit Committee will review and reassess the adequacy of this charter at least once a year and recommend any proposed changes to the Board for approval. This review is initially intended to be conducted at the first Audit Committee meeting following the Company’s annual meeting of stockholders, but may be conducted at any time the Audit Committee desires to do so. In addition, to the extent and in the manner that the Company is legally required to do so by the rules of the Securities and Exchange Commission (the “SEC”), the Audit Committee will cause the Company to publicly file this charter (as then constituted).

Membership

The Audit Committee will be comprised of at least three members of the Board. The members will be appointed by and serve at the pleasure of the Board. The members of the Audit Committee will not be officers or employees of the Company. Each member of the Audit Committee will be an “independent director,” as defined by and to the extent required by the rules of the National Association of Securities Dealers, Inc. (“NASD”) or otherwise qualify to serve on the Audit Committee in accordance with such rules. The Board will appoint a Chair or if none is designated, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

Each member of the Audit Committee also must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. In particular, the Chair of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The responsibilities of the Audit Committee may include, as appropriate:

1.	Recommending independent auditors for approval by the Board and, if necessary, the termination of the independent auditors presently engaged;

2.	Meeting with the independent auditors prior to the audit to review the planning and staffing of the audit, and reviewing the plan for the audit and related services at least annually;

3.
Reviewing audit results and annual and interim financial statements and discussing the audited financial statements with both the Company’s independent auditors and the Company’s management prior to any public filing of those reports;

4.
Discuss with the independent auditors and management the Company’s critical accounting policy disclosures to be included in the Company’s Form 10-K, the judgments made in applying those policies, and the likelihood of materially different reported results if different assumptions or conditions were to prevail;

5.	Reviewing any significant disputes between management and the independent auditors that arise in connection with the preparation of the audited financial statements;

6.	Reviewing major issues regarding accounting principles and practices that could significantly impact the Company’s financial statements;

7.
Discussing with the Company’s independent auditors the quality of accounting principles applied in the Company’s financial statements and the other matters required by SAS 61 (including amendments or supplements), such as management judgments and accounting estimates that affect financial statements, significant new accounting policies and disagreements with management;

8.	Meeting periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposure;

9.	Reviewing with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements;

10.
Ensuring the receipt of, and reviewing, a formal written statement from the Company’s independent auditors delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1;

11.	Reviewing major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, internal auditors or management;

12.
Reviewing and actively discussing with the Company’s independent auditors the auditors’ independence, including any disclosed relationship or non-audit service that may impact the objectivity and independence of the independent auditors;

13.
Taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditors, including evaluating, together with the Board, whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis;

14.	Evaluating, together with the Board, the experience and qualifications of the senior members of the independent auditors team and the quality control procedures of the independent auditors;

15.	Approving the fees to be paid to the independent auditors for audit services;

16	Approving the retention of the independent auditors for any non-audit service and the fee for such service;

17.	Requesting that the local office of the independent auditors confirm their conclusions regarding financial reporting matters with the national office of the independent auditors;

18.	Overseeing the adequacy of the Company’s system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

19.	Overseeing the Company’s procedures for preparing published financial statements and management commentaries;

20.	Overseeing the effectiveness of the internal audit function, including reviewing the appointment and replacement of the senior internal auditing executive;

21.	Reviewing significant reports to management prepared by the internal auditing department and management’s responses;

22.
Reviewing with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies;

23.	Overseeing the Company’s compliance with SEC requirements for disclosure of auditors’ services and Audit Committee members and activities;

24.
Reviewing with the Company’s counsel legal matters that may have a material impact on the Company’s financial statements, including the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies; and

25.	Ensuring that the Company make any appropriate certifications required by the NASD.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it. Finally, the Audit Committee will ensure that the independent auditors understand both (i) their ultimate accountability to the Board and to the Audit Committee, as representatives of the Company’s stockholders, and (ii) the Board’s and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate in the exercise of their business judgment, replace the Company’s independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

Meetings

The Audit Committee shall meet at least four times annually and at such other times as the Board or the members of the Audit Committee deem necessary. The Audit Committee Chair shall prepare an agenda in advance of each meeting. The Audit Committee shall meet at least quarterly with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. Such meeting or meetings may be held privately in executive session. In addition, the Audit Committee or its Chair, shall communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors review procedures. If such quarterly communication is by the Chair, the Chair shall communicate such findings to each member of the Audit Committee, after which any individual member of the Audit Committee shall have the right to call a meeting to review the Company’s financial statements and discuss such findings.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

Reports

The Audit Committee will provide regular written reports to the Board containing summaries of its recommendations that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee also will prepare and sign a report for inclusion in the Company’s proxy statement for its annual meeting of stockholders.

Independence under NASD Rule 4200(a)(14)

To be considered an “independent” director under the NASD Rules, the audit committee member must satisfy the definition contained in NASD Rule 4200(a)(14). This rule provides:

“Independent director” means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(A)  a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

(B)  a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(C)  a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

(D)  a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation’s securities) that exceed 5% of the corporation’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

(E)  a director who is employed as an executive of another entity where any of the company’s executives serve on that entity’s compensation committee.

CLICKACTION INC.
Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting, May 21, 2002

The undersigned hereby appoints Gregory W. Slayton and George K. Grant, and each of them, as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock which the undersigned is entitled to vote at the 2002 Annual Meeting of the Company, to be held at the principal office of the Company located at 2197 E. Bayshore Road, Palo Alto, California 94303 on Tuesday, May 21, 2002 at 1:00 p.m. local time, and at any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

The undersigned hereby acknowledge receipt of: (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report of the Company for the fiscal year ended December 31, 2001.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

SEE REVERSE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE
SIDE		SIDE

April 15, 2002

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at 1:00 p.m. on Tuesday, May 21, 2002, at ClickAction Inc. located at 2197 E. Bayshore Road, Palo Alto, California. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you do plan to attend the meeting, please mark the appropriate box on the proxy.

Sin	cerely,

/s/	DAVID P. MANS

Da	vid P. Mans
Sec	retary

DETACH HERE

Please mark
☒	votes as in
this example.

1.    Election of Directors

Nominees:  David P. Mans, Gregory W. Slayton, George K.Grant, Howard M. Love, Jr., Edwin R. Niehaus, III, Barton S. Foster and Emerick M. Woods.

FOR	WITHHELD
☐	☐

                             ———————————————————
                              For all nominees except as noted above

2. Ratification of selection of auditors	FOR	AGAINST	ABSTAIN
	☐	☐	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Please vote and sign exactly as your name(s) appear. If more than one name appears, all must sign.

Signature:____________________________________________________        Date: __________________

Signature:____________________________________________________        Date: __________________